UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2010 (July 12, 2010)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 12, 2010, Alcoa Inc. held its second quarter 2010 earnings conference call, broadcast live by webcast. A transcript of the call and a copy of the slides presented during the call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference.

* * * * *

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K.

Forward-Looking Statements

Certain statements in this report relate to future events and expectations, and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those containing such words as “anticipates,” “believes,” “estimates,” “expects,” “targets,” “should,” “will,” “will likely result,” “forecast,” “outlook,” “projects” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Alcoa to be different from those expressed or implied in the forward-looking statements. Alcoa disclaims any intention or obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether in response to new information, future events or otherwise. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina and other products; (b) unfavorable changes in general business and economic conditions, in the global financial markets, or in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, and industrial gas turbine; (c) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar and Euro; (d) increases in energy costs, including electricity, natural gas and fuel oil, or the unavailability or interruption of energy supplies; (e) increases in the costs of other raw materials, including caustic soda or carbon products; (f) Alcoa’s inability to achieve the level of cash generation, cost savings, improvement in profitability and margins, or strengthening of operations anticipated from its cash sustainability, productivity improvement and other initiatives; (g) Alcoa’s inability to realize expected benefits from newly constructed, expanded or acquired facilities or from international joint ventures as planned and by targeted completion dates, including the joint venture in Saudi Arabia or the upstream operations in Brazil; (h) political, economic and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies; (i) the outcome of contingencies, including legal proceedings, government investigations and environmental remediation; (j) the outcome of negotiations with, and the business or financial condition of, key customers, suppliers and business partners; (k) changes in tax rates or benefits; and (l) the other risk factors summarized in Alcoa’s Form 10-K for the year ended December 31, 2009, Form 10-Q for the quarter ended March 31, 2010, and other reports filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following are furnished as exhibits to this report:

99.1	Transcript of Alcoa Inc. second quarter 2010 earnings call.

99.2	Slides presented during Alcoa Inc. second quarter 2010 earnings call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/S/ TONY R. THENE
Tony R. Thene Vice President and Controller

Dated: July 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Alcoa Inc. second quarter 2010 earnings call.

99.2	Slides presented during Alcoa Inc. second quarter 2010 earnings call.

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